                                                                Exhibit 10.18(b)
                          LOAN AND SECURITY AGREEMENT



                              dated as of 11/17/95

                                 by and between



                             Ottawa River Steel Co.
                                  as Borrower,



                                      and



                           FINOVA Capital Corporation
                                   as Lender

                         LOAN AND SECURITY AGREEMENT
                         ---------------------------


       AGREEMENT, dated as of 11/17/95 by and between Ottawa River Steel Co., a Ohio corporation ("Borrower") having its principal place of business at 805 Chicago Street, Toledo, Ohio, 43611 and FINOVA Capital Corporation, a Delaware corporation ("Lender") having its principal place of business at 1850 N. Central Avenue, Phoenix, Arizona, 85002.



                            W I T N E S S E T H:
                            - - - - - - - - - -

WHEREAS, Borrower has requested Lender to make a loan to Borrower and Lender is willing to make such loan to Borrower upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                      ARTICLE 1. DEFINITIONS; CONSTRUCTION

       1.1    Certain Definitions.
              -------------------

       In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms have the following meanings, respectively, unless the context hereof otherwise clearly requires:

       "AGREEMENT" means this Loan and Security Agreement as amended, modified or supplemented from time to time.

       "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in New Jersey.

       "CASUALTY" means any damage to, or destruction or loss of, any Equipment, whether caused by fire or other cause.

       "CLOSING DATE" means the date on which the parties enter into this Agreement.

        "COLLATERAL" has the meaning given to that term in Section 6.1.

       "CONSTITUENT DOCUMENTS" means the certificate of incorporation, agreement of partnership or limited partnership, organizational agreement, operating agreement, by-laws, or such other similar document pursuant to which Borrower was organized or its affairs are governed.

       "DISBURSEMENT DATE" means the date the Loan proceeds are disbursed to Borrower or to other persons at Borrowee's direction.

       "EQUIPMENT" means equipment, as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired by Borrower and financed or refinanced with the proceeds of the Loan and any and all additions thereto and substitutions and replacements of any of the foregoing, wherever located, and which forms a part of the Collateral.

        "EVENT OF DEFAULT" means any of the Events of Default described in
Section 7.1 hereof.

        "EXECUTIVE OFFICER" means the President, the Chief Executive Officer, or the Chief Financial Officer of Borrower elected from time to time.

       "GAAP" means generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Borrowees independent certified public accountants concur), applied both to classification of items and amounts.

       "GUARANTEE" means the unconditioned Guaranty of the Obligations of Borrower to Lender, executed by the Guarantor, in form and substance satisfactory to Lender.

        "GUARANTOR" means Meridian National Corporation.

       "INTEREST RATE" means the Index Rate plus six and five hundredths percent (6.05%). The "INDEX RATE" shall be the highest yield, as published in the Wall Street Journal, on the first (1st) business day preceding the Loan Commencement Date, for five (5) year Treasury Notes having a maturity date on or closest to the Maturity Date. Interest shall be calculated on the basis of a year of 360 days and twelve months of thirty (30) days each and charged on a daily basis.

        "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government.

        "LEGAL REQUIREMENTS" means any and all present and future judicial, and administrative rulings or decisions, and any and all present and future federal, state, and local laws, ordinances, rules, regulations, permits and certificates, in each case, in any way applicable to Borrower, (or the ownership or use of the Equipment), or this transaction.

        "LIEN" means any mortgage, pledge, lien, security interest (including without limitation any conditional sale or other title retention agreement), grant of a leasehold, charge or other encumbrance of any nature whatsoever, and also means the filing of or the agreement to give any financing statement or analogous document under the UCC or analogous law of any jurisdiction.

       "LOAN" means the aggregate principal amount loaned by Lender to Borrower hereunder.

        "LOAN COMMENCEMENT DATE" means the date the Loan is made to Borrower.




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

       "LOAN DOCUMENTS" means this Agreement, the Note, and any other documents required to be, or which are, executed by Borrower in connection with this Agreement or the Loan.

        "MATURITY DATE" has the meaning given to that term in Section 2.6.2 hereof.

       "NOTE" means the promissory note or notes of Borrower executed and delivered under this Agreement, in substantially the form attached hereto as Exhibit A with the blanks appropriately filled in.

       "OBLIGATIONS" means all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those under, in connection with or evidenced by this Agreement, the Note or the other Loan Documents.

       "OFFICE", when used in connection with Lender, means its office located at 95 N Route 17 South, Paramus, New Jersey 07653, or at such other office of Lender as may be designated in writing from time to time by Lender to Borrower.

       "PERSON" means an individual, corporation, national banking association, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, Indian tribe, or any other entity.

       "PLAN" means any employee benefit plan which is covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and which is maintained by Borrower or, in the case of a plan to which more than one employer contributes, to which Borrower made contributions at any time within the five plan years preceding the date of termination.

        "TERM" means the period beginning on the Loan Commencement Date and ending on the Maturity Date.

        "UCC" means the Uniform Commercial Code as adopted in the State of New Jersey.

        1.2    Construction.
               ------------

        Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural, the part the whole, and "or" has the inclusive meaning frequently identified by the phrase "and/or." References to "determination" by Lender include a good-faith estimate by Lender (in the case of a quantitative determination) and a good faith belief by Lender (in the case of a qualitative determination). The words "herein", "hereunder" and "hereof" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The Section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

                            ARTICLE 2. THE CREDIT

       2.1    The Loan.
              --------

       Subject to the terms and conditions and relying upon the representations and warranties herein set forth, Lender agrees to make a Loan to Borrower in a principal amount of Eight Hundred Thousand Dollars ($800,000.00), provided however, Lender shall not be required to make the Loan after December 29, 1995.

       2.2    The Note.
              --------

       The obligation of Borrower to repay the Loan and to pay interest thereon shall be evidenced by the Note. The Note shall be dated the Closing Date and shall be delivered to Lender on the Closing Date.

        2.3    Disbursements.
               -------------

        Subject to the conditions set forth herein, Lender shall, on the Disbursement Date, credit, by wire transfer, the amount of the Loan to the account of Borrower or the Person or Persons specified by Borrower.

        2.4    Loan Account.
               ------------

        Lender shall maintain a loan account on its books in the name of Borrower for the Loan in which will be recorded all payments of principal thereof and all accruals and payments of interest thereon. The entries in the loan account (in the absence of manifest error in the making thereof shall be conclusive evidence of the outstanding principal thereof and accrued interest thereon from time to time. Lender shall provide Borrower with statements of said account from time to time on request.

        2.5     Interest Rates.
                --------------

               2.5.1 INTEREST PRIOR TO MATURITY. Prior to maturity (whether by acceleration or otherwise) the unpaid principal amount of the Loan shall bear interest at the Interest Rate.

               2.5.2 INTEREST AFTER MATURITY. Commencing with the day after the principal amount of any part of the Loan shall have become due and payable (by acceleration or otherwise), such part of the Loan shall bear interest at the daily rate of two percent (2%) per annum above the then applicable Interest Rate.

       2.6     Payments.
               --------

              2.6.1 TIME; PLACE; MANNER. All payments to be made in respect of principal, interest, or other amounts due from Borrower hereunder or under the Note shall become due at 12:00 o'clock noon, New Jersey time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to Lender in lawful money of the United States of America in immediately available funds.

              2.6.2 PAYMENT DATES. From and after the Loan Commencement Date, the Loan shall be repaid as follows: if the Loan Commencement Date is not the first day of a month, Borrower shall pay, on the first day of the month succeeding the month in which the Loan Commencement Date occurs, interest only at the Interest Rate from the Loan Commencement Date to the last day of the month in which the Loan Commencement Date occurs; thereafter, Borrower shall make sixty (60) consecutive equal monthly payments of principal and interest which will fully amortize the Loan at the Interest Rate on the first day of each successive calendar month commencing with the first day of the second month succeeding the Loan Commencement Date, (the date upon which the sixtieth
(60th) consecutive equal monthly payment of principal and interest is due is hereinafter referred to as the "Maturity Date") provided, however, that if the Loan Commencement Date is the first day of a month such payment shall commence on the first day of the immediately succeeding month. Lender shall compute the amount of such payment and advise Borrower of such amount. Each monthly payment shall be applied, first to charges, if any, owing to Lender, then to interest as may be due hereunder, and the balance of such payment shall be applied to the principal balance of the Loan. The entire unpaid principal, together with any unpaid interest, shall be due and payable on the Maturity Date. After the maturity of all or any part of the Loan (by acceleration or otherwise), interest on the Loan or such part thereof shall be due and payable on demand.

              2.6.3 NET PAYMENTS. All payments hereunder and under the Note shall be made by Borrower to Lender without defense, set-off or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, Borrower shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note and on all payments to be made by Borrower hereunder and under the Note (other than the Lender's income taxes) and all taxes payable in connection with or related to the Collateral.

       2.7    PREPAYMENTS.

       Borrower may prepay the entire Loan on any regularly scheduled payment date after the second anniversary of the Loan Commencement Date, but not before, only in accordance with the following conditions:

               2.7.1 Borrower shall give Lender at least fifteen days' prior written notice, which shall be irrevocable, of the proposed prepayment, specifying the date (which shall be a regularly scheduled monthly payment date) thereof.

              2.7.2 With such prepayment Borrower shall pay the Lender a premium therefor calculated on the principal sum prepaid in accordance with the following schedule:

Prepayment Date           Premium Percentage
- ---------------           ------------------
Month 1-12                       7.10%
Month 13-24                      6.00%
Month 25-36                      3.50%
Month 37-48                      2.50%
Month 49-60                      1.00%

Notice of prepayment having been given by Borrower as aforesaid, the principal amount specified therein and the premium therefor shall be due and payable on the designated prepayment date.

In the event that: (a) the Borrower desires to sell the Equipment and purchase different equipment in substitution thereof, and (b) the Borrower obtains financing for such substitute equipment from Lender, Borrower shall have the right to prepay the Loan in conjunction with such refinancing and the prepayment fee set forth in Section 2.7.2 shall be 0.00% for months 25 through 60.

               2.7.3 Borrower expressly agrees that in the event of the acceleration of the Maturity Date, as a result of any Event of Default, any payment on account of the principal balance of the Loan shall be deemed to be a voluntary prepayment hereunder made as of the date of acceleration. Therefore, with any such payment, Borrower shall pay the premium percentage which would have been due pursuant to Section 2.7.2. had the Loan been voluntarily prepaid. If acceleration occurs poor to the second anniversary of the Loan Commencement Date, the applicable premium percentage is ten percent (10%). To the extent permitted by law, Borrower expressly waives the provisions of any present or future statute or law which prohibits, or may prohibit, the collection of the foregoing premium percentage in connection with any such acceleration.
Borrower acknowledges that the premium percentage is not, and is not intended to be a penalty, but rather is to compensate Lender for the loss of its bargain if a default by Borrower results in the acceleration of Maturity Date.


                  ARTICLE 3. REPRESENTATIONS AND WARRANTIES


        Borrower represents and warrants that:

        3.1    Organization and Qualification.
               ------------------------------

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
        Borrower is a duly organized and validly existing Corporation with full power and authority to own its properties and to transact its business as now transacted. Borrower is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

       3.2     Authority and Authorization.
               ---------------------------

       Borrower has full power and authority to execute, deliver and carry out the provisions of this Agreement, the Note and the Loan Documents to make the borrowing and to create the security interest provided for herein, and to perform its obligations hereunder and thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

       3.3     Execution and Binding Effect.
               ----------------------------

       This Agreement has been duly and validly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms, and the Note, and the other Loan Documents when duly and validly executed and delivered by Borrower, will constitute legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their terms. The Guarantee has been duly and validly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor executing the same enforceable in accordance with its terms.

       3.4     Authorizations and Filings.
               --------------------------

        Except for the filing of UCC financing statements, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary or advisable in connection with the execution and delivery of this Agreement, Note, the Guaranty, the other Loan Documents or the consummation by Borrower and the Guarantor of the transactions herein and therein contemplated, or performance by Borrower of or compliance by Borrower and the Guarantor with, the terms and conditions hereof or thereof.

        3.5    Absence of Conflicts.
               --------------------

        Neither the execution and delivery of this Agreement, the Note or the other Loan Documents, nor consummation of the transactions therein contemplated nor performance of, or compliance with the terms and conditions thereof will
(a) result in any violation of the provisions of Borrowees Constituent Documents or any Law, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower, or any of its property, or (b) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of Borrower or any Guarantor, except for the Lien created by this Agreement.

        3.6    Financial Statements.
               --------------------

        Borrower and the Guarantor have heretofore furnished to Lender certain financial statements and related financial information ("Financial Statements"). Such Financial Statements (including the notes thereto) present fairly the financial condition of Borrower and the Guarantor as of the dates of the balance sheets contained therein, and the results of its operations for the periods then ended, all in conformity with GAAP on a basis consistent with that of Financial Statements for corresponding prior periods. Except as disclosed therein, Borrower and the Guarantor have no material contingent liabilities (including liabilities for taxes), unusual forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments.

        3.7    No Event of Default.
               -------------------

        No event has occurred and is continuing and no condition exists which constitutes or which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

        3.8    Litigation.
               ----------

       There is no pending or threatened, proceeding by or before any court or governmental agency against or affecting Borrower or the Guarantor, which, if adversely decided would have a material adverse effect on the business, operations or financial condition of Borrower or the Guarantor or on the ability of Borrower or the Guarantor to perform their respective obligations under this Agreement, the Note or the other Loan Documents.

        3.9    Title to Collateral.
               -------------------

       At the time the Loan is made, Borrower will have good title to the Equipment or will acquire good title thereto upon the disbursement of the proceeds of the Loan, subject to no Lien other than the Lien created hereby.

        3.10   Title to Property.
               -----------------

        Borrower has good title to all property owned by it, including all properties reflected in the most recent audited balance sheet referred to in
Section 3.6 hereof (except as sold or otherwise disposed of in the ordinary course of business).

       3.11   Taxes.
              -----

       All tax returns required to be filed by Borrower have been property prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, incomes, sales or franchises which are due and payable have been paid.

      3.12  Financial Accounting Practices.
            ------------------------------

       Borrower makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect Borrowers transactions and dispositions of its assets.

       3.13   Power To Carry On Business.
              ---------------------------

       Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted and as presently planned to be conducted.

       3.14   No Material Adverse Change.
              --------------------------

       Since the date of the Financial Statements referred to in Section 3.6, there has been no material adverse change in the business, operations or financial condition of Borrower or the Guarantor.

        3.15  Compliance with Laws.
              --------------------

        Neither the Borrower nor the Guarantor is in violation of any Law, except for violations which in the aggregate do not have a material adverse effect on the business, operations or financial condition of Borrower.

       3.16   Accurate and Complete Disclosure.
              --------------------------------

       No representation or warranty made by Borrower in this Agreement and no statement made by Borrower or the Guarantor in the Financial Statements furnished pursuant to Section 3.6 hereof or otherwise, any certificate, report, exhibit or document furnished by Borrower or the Guarantor to Lender pursuant to or in connection with this Agreement is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading).

       3.17  Regulations G and U.
             -------------------

       Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock", as such term is used in Regulations G or U promulgated by the Board of Governors of the Federal Reserve System as amended from time to time. No part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any "margin stock". Borrower does not own any "margin stock".

        3.18    Perfection.
                ----------

        Except for the filings under Article 9 of the UCC specified in Section
4.7 hereof (and continuation statements at periodic intervals) or under applicable certificate of title acts with respect to the security interest created by this Agreement, no further filing or recording is necessary under the UCC or under any other laws of any jurisdiction, in order to perfect in all applicable jurisdictions the security interest of Lender in the Collateral.

        3.19   Place of Business.
               -----------------

        Both the place of business (or chief executive office if there is more than one place of business) of Borrower and the place where it keeps its corporate records concerning the Collateral and all of its interest in, to and under this Agreement are located at the address set forth at the beginning of this Agreement.

        3.20   Location of Collateral.
               ----------------------

        For all purposes, including, without limitation, perfection of security interests therein under Article 9 of the UCC, the Collateral is deemed located at Doolan Industries, Inc., 201 Mississippi Street, Gary, Indiana, 46402.

                      ARTICLE 4. CONDITIONS OF LENDING

       The obligation of Lender to make the Loan hereunder is subject to the accuracy in all material respects, as of the date hereof and the Disbursement Date, of the representations and warranties herein contained, to the performance by Borrower of its obligations to be performed hereunder on or before such Disbursement Date and to the satisfaction of the following further conditions.

       4.1     Representations and Warranties.
               ------------------------------

       The representations and warranties contained in Article 3 hereof shall be true on the Closing Date and on and as of the Disbursement Date with the same effect as if made on and as of such date, and on such date no Event of Default or any event which, with the giving of notice or the passage of time, or both, would become an Event of Default shall have occurred and be continuing or exist or shall occur or exist after giving effect to the Loan.

        4.2    Corporate Action.
               ----------------

        On the Closing Date, Borrower shall deliver to Lender a certificate in form and substance satisfactory to Lender, dated the Closing Date, signed by a duly authorized officer of Borrower, certifying as to (a) true copies of the Constituent Documents of Borrower, all as in effect on such date, (b) true copies of all action taken by Borrower relative to this Agreement, the Note and the other Loan Documents, (c) compliance with Section 3.4 hereof, and (d) the names, true signatures and incumbency of the officer or officers of Borrower authorized to execute and deliver this Agreement, the Note and the other Loan Documents (and Lender may conclusively rely on such certificate unless and until a later certificate revising the poor certificate has been furnished to Lender).

       4.3     No Change of Law or Facts.
               -------------------------

       No change shall have occurred after the date of execution and delivery of this Agreement in applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the opinion of Lender or its counsel, would make it illegal for Lender to acquire the Note, make the Loan, or otherwise to participate in the Loan, nor shall any facts come to the attention of Lender, concerning Borrower, its business or financial condition which, in the opinion of Lender, would increase the risk to Lender of repayment of the Loan by Borrower.

       4.4     Documents.
               ---------

       The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall be in form and substance satisfactory to Lender and its counsel and shall be in full force and effect on the Closing Date and on the Disbursement Date, and an executed counterpart of each thereof shall have been delivered to Lender and its counsel:

              4.4.1 this Agreement;

              4.4.2 the Note;

              4.4.3 insurance certificates or policies of insurance evidencing the coverages required by Section 5.3 hereof;

              4.4.4 the Guarantee

              4.4.5 other Loan Documents, if any.

       4.5    Equipment.
              ---------

       Borrower shall provide to Lender a complete description of each item of Equipment the cost of which will be paid or refinanced with the proceeds of the Loan.

        4.6    Financing Statements.
               --------------------

        Prior to the disbursement of the proceeds of the Loan, UCC financing statements covering the security interest created by this Agreement in the Equipment shall have been duly filed in the office of the Secretary of State of the State where the Equipment is located and in all other places as, in the opinion of Lender, or its counsel, are necessary or desirable to perfect such security interests.

        4.7    Licenses and Permits.
               --------------------

       All appropriate action shall have been taken prior to the Closing Date in order to permit consummation of the transactions contemplated herein and all licenses, permits, waivers, exemptions, authorizations and approvals required (or, in the opinion of Lender or its counsel, advisable) to be in effect on the Closing Date shall have been issued and shall be in full force and effect on such date, and copies thereof shall have been delivered to Lender.

       4.8    Proceedings and Documents.
              -------------------------

       All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to counsel for Lender and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance, as to certification and otherwise, reasonably satisfactory to said counsel for Lender, as Lender or counsel for Lender may reasonably request.

                            ARTICLE 5. COVENANTS

       Borrower covenants that from and after the date hereof and until payment in full of the Note and interest thereon and all other amounts due from Borrower hereunder or under the Note or the other Loan Documents, unless Lender shall otherwise consent in writing:

       5.1     Reporting and Information Requirements.
               --------------------------------------

               5.1.1 ANNUAL AUDIT REPORTS. As soon as practicable, and in any event within 90 days after the close of each fiscal year of Borrower, Borrower shall furnish to Lender statements of income, retained earnings and changes in financial position of Borrower for such fiscal year and a balance sheet of Borrower as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year where such presentation is appropriate under GAAP, certified by independent certified public accountants of recognized standing selected by Borrower and satisfactory to Lender, together with (or included in such certification) a written statement of such accountants substantially to the effect that (i) such accountants examined such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as they considered necessary in the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of Borrower as of the end of such fiscal year and the results of its operations and the changes in its financial position for the fiscal year then ended, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur).

              5.1.2 QUARTERLY REPORTS. Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, Borrower shall furnish to Lender a copy of its interim financial statements certified by an Executive Officer of Borrower.

              5.1.3 FURTHER REQUESTS. Borrower will promptly furnish to Lender such other information concerning Borrower in such form as Lender may reasonably request.

              5.1.4 NOTICE OF EVENT OF DEFAULT. Promptly upon becoming aware of any Event of Default, or any event which, with the giving of notice or the passage of time, or both, would become an Event of Default, Borrower shall give Lender notice thereof, together with a written statement of an Executive Officer of Borrower setting forth the details thereof and any action with respect hereto taken or contemplated to be taken by Borrower.

              5.1.5 NOTICE OF MATERIAL ADVERSE CHANGE. Promptly upon becoming aware thereof Borrower shall give Lender written notice about any material adverse change in the business, operations or financial condition of Borrower.

              5.1.6 NOTICE OF MATERIAL PROCEEDINGS. Promptly upon becoming aware thereof Borrower shall give Lender written notice of the commencement, existence or threat of any proceeding by or before any court or administrative agency against or affecting Borrower which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of Borrower or on the ability of Borrower to perform its obligations under this Agreement, the Note, or the other Loan Documents.

               5.1.7 VISITATION. Borrower shall permit such persons as Lender may designate, at Lenders expense to visit and inspect the Collateral and to examine the books and records of Borrower and take copies and extracts therefrom, and to discuss its affairs with officers of Borrower and its independent accountants, at such reasonable times and as often as Lender may reasonably request.

           5.2  Preservation of Existence and Franchises.
                ----------------------------------------

               5.2.1 Borrower shall not enter into any merger, reorganization, or consolidation or wind up, liquidate or dissolve, nor agree to do any of the foregoing.

               5.2.2 Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction in which it is required to be qualified by reason of the location of the properties owned or leased by it or the conduct of its business.

               5.2.3 Borrower will comply with all Laws relative to the conduct of its business or the location of the properties owned or leased by it, the non-compliance with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Borrower, as contemplated hereby, or the ability of Borrower to perform its obligations under this Agreement, the Note, or the other Loan Documents and will obtain or cause to be obtained as promptly as possible any permit, license, consent or approval of any governmental authority and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Agreement, the Note or the other Loan Documents for the operation of its business as presently conducted or as contemplated by it.

             5.2.4 Borrower shall not, (i) convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, lease or otherwise dispose of all or any part of any legal or beneficial interest in any part or all of the Collateral or any interest therein; or (ii) directly or indirectly sell, assign, lease or otherwise dispose of or permit the sale, assignment or other disposition of (a) any legal or beneficial interest in the stock of any corporation which is either Borrower or is a beneficial owner of all or part of Borrower or of the Collateral or (b) any legal or beneficial interest in Borrower if Borrower is a limited or general partnership, joint venture, tenancy in common or tenancy by the entirety; or (iii) convey, assign, transfer or otherwise dispose of a material portion of the assets of Borrower (other than the Collateral), other than in the ordinary course of business of Borrower.

        5.3    Insurance.
               ---------

        Borrower shall maintain with financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, casualties and contingencies and of such types and in such amounts as required by Lender. Policies of casualty insurance for the Collateral shall be for not less than the full "replacement" costs of the Collateral, including a waiver of depreciation, shall contain a Lender's long form endorsement in favor of Lender, providing, among other matters, for thirty (30) days prior written notice of cancellation or amendment and the right, but not the obligation, to pay unpaid premiums and Lender shall at all times during the Term and until all Obligations are paid in full, be named in such policies as an additional insured or as a loss payee, as applicable.

       5.4     Maintenance of Properties.
               -------------------------

       Borrower shall maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it, including the Equipment, and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

       5.5     Payment of Taxes and Other Potential Charges.
               --------------------------------------------

       Borrower shall pay or discharge

               5.5.1 all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties, including the Collateral, or income (including such as may arise under ERISA or any similar provision of law), on or prior to the date on which penalties attach thereto,

               5.5.2 all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property, on or prior to the date when due; provided, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, Borrower need not pay or discharge any such tax, assessment, charge, levy, claim or current liability so long as (i) the validity thereof is contested in good faith and by appropriate proceedings diligently pursued, (ii) in Lender's sole judgment there is no reasonably foreseeable risk of forfeiture of the Collateral, and (iii) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor, and so long as such failure to pay or discharge does not have a material adverse effect on the business, operations or financial condition of Borrower.

        5.6    Financial Accounting Practices.
               ------------------------------

        Borrower shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets.

        5.7    Compliance with Laws.
               --------------------

        Borrower shall comply with all applicable Laws in all respects, provided, that Borrower shall not be deemed to be in violation of this Section
5.7 as a result of any failures to comply which would not result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would not materially affect the business or operations of Borrower or the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents.

       5.8     Maintenance of Collateral.
               -------------------------

        Borrower will maintain and preserve the Collateral in good condition and repair, promptly repairing, replacing or rebuilding any part of the Collateral which may be destroyed by any casualty, or become damaged, worn or dilapidated.

       5.9     Further Assurances.
               ------------------

       Borrower shall cause to be done, executed, acknowledged and delivered all and every such further act, conveyance and assurance as Lender shall require for accomplishing the purposes of this Agreement, the Note and the other Loan Documents. Borrower will defend and protect its title with respect to the Collateral and will indemnify Lender with respect thereto. Any payment in respect of such indemnity shall be made directly to Lender on demand in immediately available funds. Forthwith after notice from Lender, Borrower shall promptly, without further consideration, execute, acknowledge and deliver such further instruments and documents and will take such other actions as Lender may deem necessary or advisable from time to time to ensure the enforceability or priority of the liens granted hereby, or otherwise to confirm and carry out the intent and purpose of this Agreement.

                        ARTICLE 6.  SECURITY INTEREST

       6.1     Security.
               --------

       As security for the full and timely payment of all of the Obligations of Borrower to Lender, Borrower hereby assigns, pledges, transfers and sets over to Lender, and hereby agrees that Lender shall have, and hereby grants to and creates in favor of Lender, a first security interest under the UCC, subject to no other Liens in and to all of Borrowees right, title and interest in, to and under the following, in each case whether now existing or hereafter arising, now owned or hereafter acquired, wherever located ("Collateral"):

               6.1.1 All Equipment described in the Schedule "A" attached hereto; and

               6.1.2 All proceeds of, and accessions and additions thereto, substitutions for, and all replacements of, any of the foregoing, cash and non-cash, including insurance proceeds.



       6.2     Lender Has Rights and Remedies of a Secured Party.
               -------------------------------------------------

       In addition to all rights and remedies given to Lender by this Agreement, Lender shall have all the rights and remedies of a secured party under the UCC.

        6.3    Provisions Applicable to the Collateral.
               ---------------------------------------

        The parties agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the Collateral:

              6.3.1 Borrower covenants and agrees that it will keep accurate and complete books and records concerning the Collateral owned or acquired by it in accordance with GAAP.

              6.3.2 Lender shall have the night to review the books and records of Borrower pertaining to the Collateral and to copy the same and to make excerpts therefrom, all at such reasonable times upon reasonable notice and as often as Lender may reasonably request.

               6.3.3 Borrower shall maintain and keep its principal place of business and its chief executive office at the address set forth at the beginning of this Agreement, and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records concerning the Collateral at such address and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall keep any Equipment comprising the Collateral only at such address. Borrower may change any such location only if it has given Lender thirty (30) days prior written notice of the new location. Borrower may not move the Collateral without the poor written consent of Lender.

               6.3.4 Borrower shall not sell, lease, transfer or otherwise dispose of or encumber any of the Collateral.

              6.3.5 Borrower shall cause the Equipment and any other Collateral to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to that end.

               6.3.6 Borrower shall not affix or permit the Collateral to become affixed to real estate or to any other goods.

       6.4     Certain Covenants.
               -----------------

        Borrower covenants and agrees with Lender for the benefit of Lender that:

               6.4.1 Borrower has and Will have good and merchantable title to all Collateral, in each case as from time to time owned or acquired by it, free and clear of all Liens. Borrower will defend such title against the claims and demands of all Persons whomsoever.

               6.4.2 Borrower will faithfully preserve and protect Lender's security interest in the Collateral and will, at its own cost and expense, cause said security interest to be perfected and continued perfected, and for such purpose Borrower will from time to time at the request of Lender and at the expense of Borrower, make, execute, acknowledge and deliver, and file or record, or cause to be filed or recorded, in the proper filing places, all such instruments, documents and notices, including without limitation financing statements and continuation statements, as Lender may deem necessary or advisable from time to time in order to perfect and continue perfected said security interest. Borrower will do all such other acts and things and make, execute, acknowledge and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as Lender may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a first lien security interest in the Collateral poor to the rights of all other Persons therein or thereto.

               6.4.3 Borrower will not, without the prior written consent of Lender, (i) borrow or permit any Person to borrow against the Collateral other than the Loan to Borrower from Lender pursuant to this Agreement; (ii) create, incur, assume or suffer to exist any Lien with respect to any of the Collateral; (iii) permit any levy or attachment to be made against any of the Collateral except any levy or attachment relating to this Agreement; or (iv) permit any financing statement to be on file with respect to any of the Collateral, except financing statements in favor of Lender.

               6.4.4 Risk of loss of, damage to or destruction of the Collateral is and shall remain upon Borrower. Borrower will insure the Collateral as provided in Section 5.3 of this Agreement. If Borrower fails to effect and keep in full force and effect such insurance or fails to pay the premiums thereon when due, Lender may do so for the account of Borrower and add the cost thereof to the Obligations and the same shall be payable to Lender on demand.

Borrower hereby assigns and sets over unto Lender for the benefit of Lender all moneys which may become payable on account of such insurance, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay Lender any amount so due. Lender, its officers, employees and authorized agents and its successors and assigns, are hereby appointed attorneys-in-fact of Borrower, for the purpose of endorsing any draft or check which may be payable to Borrower in order to collect the proceeds of such insurance or any re turn of unearned premiums. Such appointment is irrevocable and coupled with an interest. The proceeds of insurance shall be applied to reduction of the Obligations in any order Lender may choose or, in Lender's sole discretion, to the repair or replacement of the Collateral, or any part thereof, in which case Lender may impose such conditions on the disbursement of the proceeds as Lender in its sole discretion deems appropriate.

              6.4.5 Upon the occurrence and during the continuation or existence of any Event of Default, Borrower shall promptly upon demand by Lender assemble the Equipment and any other Collateral and make it available to Lender at the place or places to be designated by Lender. The right of Lender to have the Equipment and any other Collateral assembled and made available to it is of the essence of this Agreement and Lender may, at its election, enforce such right in equity for specific performance.

               6.4.6 Lender shall have no duty as to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond exercising reasonable care in the custody of any Collateral actually in the possession of Lender. Lender shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in its possession if it takes such action for that purpose as Borrower shall request in writing, provided that such requested action shall not, in the judgment of Lender, impair Lender's security interest in the Collateral or its rights in, or the value of, the Collateral, and provided further that such written request is received by Lender in sufficient time to permit it to take the requested action.


                             ARTICLE 7. DEFAULTS

       7.1     Events of Default.
               ------------------

       The occurrence of one or more of the following described events is an Event of Default:

              7.1.1 Borrower defaults in the payment, when due, of principal of or interest on the Note; or

              7.1.2 Borrower voluntarily creates, suffers to exist, incurs or assumes any Lien, security interest, charge or encumbrance on, or with respect to, any part of or all the Collateral; or

              7.1.3 Borrower defaults in the performance or observance of any of its covenants which cannot be cured; or

              7.1.4 Borrower sells, assigns, leases, or otherwise disposes of or relinquishes possession of, any Collateral; or

              7.1.5 Borrower fails to perform or observe any other covenant or agreement to be performed or observed by it hereunder and such failure continues unremedied for a period of fifteen (15) days after such failure; or

              7.1.6 any representation or warranty made by Borrower herein or in any Loan Document or in any document or certificate furnished by Borrower to Lender in connection herewith or therewith at any time proves to have been incorrect in any material respect when made and, if curable, the same is not cured within thirty (30) days after written notice thereof given by Lender; or

              7.1.7 this Agreement or any Loan Document at any time for any reason ceases to be in full force and effect or is declared by a court or governmental agency of competent jurisdiction to be null and void; or

              7.1.8 Borrower breaches or defaults under the terms of any agreement, instrument or document with or for the benefit of Lender which is not a Loan Document, including, without limitation, other promissory notes, guarantees, equipment leases and security agreements; or

              7.1.9 there is a material adverse change in the financial condition of Borrower or the Guarantor or the Collateral; or

              7.1.10 a proceeding is instituted seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower, or for any substantial part of its properties or for the dissolution, winding-up or liquidation of it or its affairs or any substantial part of any of its properties and such proceeding remains undismissed or unstayed for a period of sixty (60) consecutive days or such court enters a decree or order granting the relief sought in such proceeding; or

              7.1.11 Borrower voluntarily suspends transaction of its business, commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower for any substantial part of any of its properties, or makes a general assignment for the benefit of creditors, or takes any action in furtherance of any of the foregoing.

       7.2     Consequences of Event of Default.
               --------------------------------

             7.2.1 If an Event of Default occurs, Lender may, by notice to Borrower, declare the unpaid principal amount of the Note and interest accrued thereon and all other liabilities of Borrower hereunder or under the Note or the Loan Documents to be immediately due and payable and the same shall thereupon become and be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

               7.2.2 In addition, Lender shall have all rights and remedies granted herein and all rights or remedies available at law or equity (including specifically those granted by the Uniform Commercial Code as in effect in the jurisdiction or jurisdictions where the Collateral is located) and, except as limited by Law, they (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or against all or any portion of the Collateral, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive.
To the fullest extent permitted by applicable Law, Lender may resort to the rights, remedies and recourses set forth herein and any other security therefor in such order and manner as Lender may elect.

               7.2.3 Without limiting any of the foregoing, Borrower agrees that (i) Lender may, with or without notice, enter upon any property owned, leased or otherwise under the real or apparent control of Borrower or any agent thereof where the Collateral may be located and disassemble, disconnect, render unusable or repossess all or any item. of the Collateral; (ii) written notice mailed to Borrower, as provided in this Agreement for the giving of notice, shall be reasonable if given ten (10) days prior to (a) any public sale or (b) the date after which a private sale may be made; (iii) a sale of the Collateral may be made as a unit or in parcels and for cash and upon terms; and (iv) Lender may buy the Collateral at any public sale and at any private sale as permitted by the UCC.


                          ARTICLE 8. MISCELLANEOUS

       8.1     Indemnity.
               ---------

        Borrower shall indemnify, defend and hold harmless Lender from and against, and, upon demand, reimburse Lender for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Lender, on account of any act performed or omitted to be performed under this Agreement, the Note or the other Loan Documents or on account of any transaction arising out of or in any way connected with the Collateral or this Agreement, the Note or the other Loan Documents, except as a result of the willful misconduct or gross negligence of Lender.

       8.2     No Implied Waiver; Cumulative Remedies.
               --------------------------------------

        No course of dealing and no delay or failure of Lender in exercising any right, power or privilege under this Agreement, the Note or any of the other Loan Documents shall affect such night, power or privilege except as and to the extent that the assertion of any such right, power or privilege shall be barred by an applicable statute of limitations; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Lender under this Agreement, the Note or the other Loan Documents are cumulative and not exclusive of any rights or remedies which Lender would otherwise have.

       8.3     Taxes.
               -----

        Borrower agrees to pay or reimburse Lender for any and all stamp, document, transfer, recording or filing taxes or fees and all similar impositions payable or hereafter determined by Lender to be payable in connection with this Agreement, the Note or the other Loan Documents (including but not limited to those necessary or advisable to record or to ensure the enforceability or priority of this Agreement, the Note or the other Loan Documents), as determined by Lender in its sole discretion from time to time, and any other documents, instruments or transactions pursuant to or in connection herewith, and Borrower agrees to save Lender harmless from and against any and all present or future claims or liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes, fees or similar impositions.

       8.4    Modifications, Amendments or Waivers.
              ------------------------------------

       Lender and Borrower may from time to time enter into written agreements amending, modifying or supplementing this Agreement, the Note or the other Loan Documents or changing the rights of Lender or Borrower hereunder or thereunder, and Lender may from time to time grant waivers or consents to a departure from the due performance of the obligations of Borrower thereunder. Any such agreement, waiver or consent must be in writing and shall be effective only to the extent set forth in such writing. In the case of any such waiver or consent, any Event of Default so waived or consented to shall be deemed to be cured and not continuing, but no such waiver or consent shall extend to any subsequent or other Event of Default or impair any night consequent thereto.

       8.5     Holidays.
               --------

       Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or the Note or any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless such next succeeding Business Day falls in a different calendar month, in which case payment or action shall be made or taken on the next preceding Business Day.

        8.6    Notices.
               -------

                      Except as otherwise provided herein, all notices and other communications required under the terms and provisions of this Agreement, the Note or the other Loan Documents shall be in writing and shall become effective when delivered by hand or received by overnight courier, telex, facsimile, telegram or registered first class mail, postage prepaid, addressed as follows:



                                IF TO LENDER, AT:

                                FINOVA Capital Corporation
                                95N Route 17 South
                                Paramus, New Jersey 07652
                                Facsimile No. 201-712-3739
                                Attention:    Pamela Marchant

with a copy to:                 Winick & Rich, P.C.
                                919 Third Avenue
                                New York, NY 10022
                                Attention:     Alan C. Winick, Esq.
                                Facsimile No.  212-308-5945

                                IF TO BORROWER, AT:


with a copy to:



or at such other address as either party may, from time to time, designate in writing to the other party hereto.

               8.6.2 If any notice is given by telex, facsimile transmission, or telegram, the party giving such notice shall confirm such notice by a writing delivered by hand or overnight courier; PROVIDED, HOWEVER, that for all purposes hereunder, notice shall be deemed effective at the time given by telex, telecopier or telegram.

       8.7     Reimbursement for Certain Expenses.
               ----------------------------------

       Borrower agrees to pay or cause to be paid and to save Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including counsel fees, incurred by Lender from time to time (i) arising in connection with the negotiation, execution, delivery, and recordation of this Agreement, the Note or the other Loan Documents, which such costs not to exceed Two-thousand ($2,000.00) dollars (ii) relating to any requested amendments, waivers or consents to or in connection with this Agreement, the Note or any other Loan Document, and (iii) arising in connection with Lendees enforcement or preservation of rights under this Agreement, the Note or any other Loan Document, including but not limited to such expenses as may be incurred by Lender in the collection of the Note.

       8.8     Personal Jurisdiction and Service of Process; Waiver of Jury
               ------------------------------------------------------------
               Trial.
               -----

       Borrower hereby irrevocably consents to personal jurisdiction and venue in any state or federal court located in Maricopa County, State of Arizona, and hereby waives any claim either may have that such court is an inconvenient forum for the purposes of any suit, action or other proceeding arising out of this Agreement, the Note or any other Loan Document or any of the agreements or transactions contemplated hereby or thereby, which is brought against Borrower by Lender, and hereby agrees that all claims in respect of any such suit, action or proceeding may be heard or determined in any such court; and Borrower further consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its address set forth herein for the giving of notices, such service to become effective on the earlier of the date of receipt as evidenced by a signed return receipt or ten (10) days after mailing. BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL.

        8.9     Severability.
                ------------

        The provisions of this Agreement, the Note and the other Loan Documents are intended to be severable. If any such provision is held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

       8.10 Governing Law.
            -------------

       This Agreement, the Note, the other Loan Documents and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of Arizona.

       8.11    Prior Understandings.
               --------------------

       This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein in accordance with Lenders proposal letter to Borrower dated October 16, 1995 and related letter dated October 30, 1995.

        8.12   Survival.
               --------

       All representations and warranties of Borrower contained in this Agreement or any other Loan Document or made in writing in connection herewith or therewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents, any investigation or inspection by Lender, the making of the Loan hereunder, the payment of the Note or the expiration of this Agreement. All covenants and agreements of Borrower contained herein shall continue in full force until payment in full of all Obligations. Borrowers obligation to pay the principal of and interest on the Note and all such other amounts shall be absolute and unconditional under any and all circumstances.

        8.13  Successors and Assigns.
              ----------------------

        This Agreement shall be binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder or any interest herein without the consent of Lender which Lender may withhold in its absolute discretion. Any actual or attempted assignment by Borrower without Lender's consent shall be null, void and of no effect whatsoever. Lender may assign its rights and obligations hereunder and under the Note and the other Loan Documents in whole or in part. If Lender makes such an assignment, the assignee shall have all of the rights of the Lender and Borrower shall not assert against the assignee any defense, counterclaims or setoff which Borrower may have against Lender. Except to the extent otherwise required by its context, the word "Lender" where used in this Agreement shall mean and include the holder of the Note originally issued to Lender, and the holder of such Note shall be bound by and have the benefits of this Agreement to the same extent as if such holder had been a signatory hereto.

       8.14    Counterparts.
               ------------

       This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered by the parties, constituting an original but all such counterparts together constituting but one and the same instrument.

       8.15 Publicity.
            ---------

       Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

       IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement effective as of the day and year first above written.


                                       OTTAWA RIVER STEEL CO.


                                       By: /s/ Joseph Klobuchar, Jr.
                                           -----------------------------------

                                       Printed Name:   Joseph Klobuchar, Jr.
                                                    --------------------------

                                       Title:   Vice President
                                              --------------------------------

                                       Tax Identification Number: 34-1186790
                                                                 -------------


                                       FINOVA CAPITAL CORPORATION


                                       By:  P. Merckel
                                          ------------------------------------

                                       Title:  Vice President
                                             ---------------------------------



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
                                SCHEDULE "A"

EQUIPMENT LOCATION:    Doolan Industries, Inc.
                       201 Mississippi Street
                       Gary, IN 46402
                       (Lake County)



 EQUIPMENT DESCRIPTION:

 (1) Mfg. unknown 72" X 1/4" cut to length line, Serial # N/A (1970), 130 FPM line speed, gauge: .018"-1/4" including but not limited to:
         rail mounted entry coil car; overhung mandrel type uncoiler, 50,000 lb. X 72" cap., hydraulic expansion with I.D. range of 20" to 24", Wichita water cooled brake, powered roll; extending blade type peeler; straightener vath 7" dia. entry pinch rolls, (9) 5" dia. work rolls, top & bottom center backups; center adjustable edge conditioning side guide rolls; leveler with (17) work rolls, 75 HP, variable speed drive; power adjusted hump table; Wysond Model HS-778-RKB 1/4" shear, Serial #P91-100; pinch roll feed to stacker; 24' Spaulding Stacker, powered side tempers, powered end top, powered roller conveyor, (24'), end discharge; 36" powered runout conveyor, controls, assorted dies.
 (1)     P&H 5 ton single girder bridge crane, approximately 30" span
 (1) Robbins & Meyers 5 ton single girder overhead bridge crane, 30" span
 (1)     Lot, miscellaneous coil lifting attachments
 (1)     American 38" X 3/8" cap. slitting line including but not limited to:
         American model 1000 approximately 20,000 lb. cap. coil loader, hydraulic mandrel and hold down; American coil straightener, 8" dia. pinch roll, peeler pnd straightener, Torrington 38" X 3/8" pinch roll & slitter stand, 7" dia. arbors, 125 HP American; Model 1000 approx. 20,000 lb. uncoiler, hydraulic Mandrel and snubber rolls; Loopco 30,000 lb. 4-arm turnstyle, scrap winders, assorted dies and controls
 (1)     Lot, approximately (16) sections 72" X 28" X 120" medium duty racking
 (1)     Orbit Model OR-1758F 17" pedestal type drill press, Serial #N/A
 (1)     Wissota Model E-7 7" double end pedestal grinder, Serial #N/A W12-76,
         1/2 HP
 (1)     Lincoln Model AC-250 Idealarcwelding power supply, Serial #399730
 (2)     Wilson Rockwell Model 23-612-52-1-0-5 Hardness Tester
 (1)     Wilkerson Model A06RH-800 Refrigerated dryer, Serial #08-03-81-5206
 (1) Ingersoll-Rand Model 15T tank mounted reciprocating type air compressor, Serial #3OT539372, 20 HP
 (1) Joy Model Twistair tank mounted rotary screw type air compressor, Serial #N/A, 20 HP
 (1)     Joy tank mounted type 15 HP air compressor, Serial #N/A
 (1)     Rigid Model "200" pipe threader
 (1)     Tennant Model 42 power floor sweeper, Serial #5850
 (1) Lot, Miscellaneous shop equipment & furniture including but not limited to: machine parts, hand tools, pneumatic & power tools, banding carts, shop carts, benches, stools, dump hoppers, vises, shop vacs, miscellaneous perishable tooling, etc.
 (1) 1987 Mack model R688ST tractor, E6-350 diesel engine, 10-speed transmission, VIN #1M2N187YXHAO16026
 (1) 1985 Mark model R688ST tractor, E6-350 diesel engine, 10-speed transmission, VIN #1N2N187Y4FA011613
 (1) 1988 Trailmobile Model F71T-JUA1 flatbed trailer, VIN #1PTF71 TJGJ9802767 with wood side board inserts and tape and supports
 (1)     1979 Trailmobile flatbed trailer, VIN #V31793
 (1) Lot, lunchroom furniture and applicances including but not limited to: chairs, tables, refrigerator, microwave, coffeemaker, water cooler, flle cabinets, etc.
 (1) Lot, office equipment including but not limited to: desks, credenzas, chairs, book cases, file cabinets, adding machines, typewriters, calculators, conference tables, tables and chairs, office machines and miscellaneous office sundries, etc.
 (1)     IBM Model PS2 386 personal computer

                                                             Please Initial Here

                           SECURED PROMISSORY NOTE



$800,000.00                             11/17/1995

       FOR VALUE RECEIVED, the undersigned, Ottawa River Steel Co. ("Borrower"), hereby promises to pay to the order of FINOVA Capital Corporation, ("Lender"), the principal sum of Eight-hundred thousand dollars ($800,000.00), together with interest on the unpaid principal balance hereof from time to time outstanding at the rate per annum and on the dates and as otherwise provided in the Loan and Security Agreement dated the date of this Note ("Loan Agreement") between Borrower and Lender.

       This Note is the Note referred to in the Loan Agreement, is secured as set forth in the Loan Agreement, may be prepaid only as provided in the Loan Agreement and is entitled to the benefits of the Loan Agreement. All capitalized terms used in this Note which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

       All payments of principal and interest on this Note are to be made in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any nature, at the office of Lender at 95 N Route 17 South, Paramus, New Jersey 07653 (or such other place as the holder hereof shall designate to the Borrower in writing), prior to 12:00 Noon, local time, on the day when due.

       If any payment of principal or interest becomes due on a day which is not a Business Day, that payment shall be made on the next Business Day unless such next Business Day falls in another calendar month in which event that payment shall be made on the next preceding Business Day.

        Lender and Borrower intend this Note to comply in all respects with all provisions of law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by the Lender or which Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the interest rate shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be deemed to have been prepayments of the outstanding principal of this Note and applied to the installments in the inverse order of their maturities.

       If Borrower fails to make any payment of principal or interest within ten (10) days after the payment is due, Borrower shall pay a late charge of five percent (5%) of the unpaid amount, but in no event more than the maximum amount permitted by applicable law, and such amount shall be payable upon demand. Such payment is not interest for the use of money, but is intended to cover Lenders administrative costs occasioned by such delay.

        Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies contained in the Loan Agreement, including, without limitation, the right, at its option, to declare all indebtedness under this Note to be immediately due and payable.

           Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and all lack of diligence or delays in collection or enforcement of this Note or the Loan Agreement.

         Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any Collateral, or grant any other indulgences whatsoever, without affecting or diminishing the Lendees Light of recourse against Borrower, as provided herein and in the Loan Agreement and in the other Loan Documents, which right is hereby expressly reserved. The failure to assert any right by Lender shall not be deemed a waiver thereof.

          Borrower agrees to pay all costs, fees and expenses of collection, including, without limitation, Lender's reasonable attorneys' fees and disbursements, in the event that any action suit or proceeding is brought by the holder hereof to collect this Note or if an Event of Default occurs.




        THIS NOTE IS DEEMED TO HAVE BEEN MADE IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF ARIZONA. BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN AN COURT OF THE STATE OF ARIZONA OR ANY UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF ARIZONA. BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER IN THE MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF ARIZONA, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF ARIZONA. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL.

       IN WITNESS WHEREOF, Borrower has duly executed this Note on the date first above written.



                                        OTTAWA RIVER STEEL CO.



                                        By: Joseph Klobuchar, Jr.
                                           ---------------------------------

                                        Title:  Vice President
                                              ------------------------------

                                    - 3 -